Exhibit 99.1

TABLE 1

DISTRIBUTION BY CONTRACT INTEREST RATE OF THE POOL OF CONTRACTS

(AS OF THE CUTOFF DATE)

CONTRACT INTEREST RATE			NUMBER OF CONTRACTS	PERCENT OF NUMBER OF CONTRACTS (1)	TOTAL OUTSTANDING PRINCIPAL BALANCE	PERCENT OF POOL BALANCE (1)
0.990%	-	1.000%	1,545	8.42%	$26,016,766.65	8.62%
1.001%	-	2.000%	934	5.09	14,597,898.91	4.84
2.001%	-	3.000%	1,117	6.09	21,032,037.72	6.97
3.001%	-	4.000%	2,004	10.93	33,643,102.55	11.15
4.001%	-	5.000%	1,445	7.88	20,342,054.32	6.74
5.001%	-	6.000%	1,481	8.07	20,972,936.36	6.95
6.001%	-	7.000%	1,874	10.22	27,103,008.78	8.98
7.001%	-	8.000%	2,205	12.02	38,164,337.10	12.65
8.001%	-	9.000%	2,069	11.28	35,165,064.58	11.65
9.001%	-	10.000%	2,152	11.73	38,111,843.96	12.63
10.001%	-	11.000%	1,517	8.27	26,662,196.61	8.83

TOTALS:			18,343	100.00%	$301,811,247.54	100.00%

(1)   Percentages may not add to 100.00% because of rounding.

TABLE 2

DISTRIBUTION BY REMAINING TERM (MONTHS) TO MATURITY

OF THE POOL OF CONTRACTS

(AS OF THE CUTOFF DATE)

REMAINING TERM (MONTHS) TO MATURITY	NUMBER OF CONTRACTS	PERCENT OF NUMBER OF CONTRACTS (1)	TOTAL OUTSTANDING PRINCIPAL BALANCE	PERCENT OF POOL BALANCE (1)
9 – 12	18	0.10%	$70,287.34	0.02%
13 – 24	109	0.59	715,211.93	0.24
25 – 36	259	1.41	2,167,326.18	0.72
37 – 48	3,033	16.53	38,957,170.45	12.91
49 – 60	7,236	39.45	106,949,044.58	35.44
61 – 72	4,605	25.10	84,608,368.68	28.03
73 – 80	3,083	16.81	68,343,838.38	22.64

TOTALS:	18,343	100.00%	$301,811,247.54	100.00%

(1)              Percentages may not add to 100.00% because of rounding.

TABLE 3

DISTRIBUTION BY ORIGINAL TERM (MONTHS) TO MATURITY(1)

OF THE POOL OF CONTRACTS

(AS OF THE CUTOFF DATE)

ORIGINAL TERM (MONTHS) TO MATURITY (1)	NUMBER OF CONTRACTS	PERCENT OF NUMBER OF CONTRACTS (2)	TOTAL OUTSTANDING PRINCIPAL BALANCE	PERCENT OF POOL BALANCE (2)
24	61	0.33%	$360,831.37	0.12%
25 – 36	196	1.07	1,420,021.69	0.47
37 – 48	378	2.06	3,774,234.76	1.25
49 – 60	8,887	48.45	127,262,752.35	42.17
61 – 72	4,321	23.56	72,121,511.39	23.90
73 – 84	4,500	24.53	96,871,895.98	32.10

TOTALS:	18,343	100.00%	$301,811,247.54	100.00%

(1)              Excluding any initial deferral period (such deferral period generally not exceeding 120 days, but in certain limited instances ranging up to 210 days).

(2)              Percentages may not add to 100.00% because of rounding.

TABLE 4

DISTRIBUTION BY OUTSTANDING PRINCIPAL BALANCE

OF THE POOL OF CONTRACTS

(AS OF THE CUTOFF DATE)

OUTSTANDING PRINCIPAL BALANCE			NUMBER OF CONTRACTS	PERCENT OF NUMBER OF CONTRACTS (1)	TOTAL OUTSTANDING PRINCIPAL BALANCE	PERCENT OF POOL BALANCE (1)
$ 800.98	-	$5,000.00	469	2.56%	$1,807,845.32	0.60%
$ 5,000.01	-	$10,000.00	3,441	18.76	27,279,692.04	9.04
$10,000.01	-	$15,000.00	4,661	25.41	58,241,884.65	19.30
$15,000.01	-	$20,000.00	4,325	23.58	75,352,211.95	24.97
$20,000.01	-	$25,000.00	3,116	16.99	69,451,298.70	23.01
$25,000.01	-	$30,000.00	1,488	8.11	40,339,869.65	13.37
$30,000.01	-	$35,000.00	530	2.89	17,055,799.19	5.65
$35,000.01	-	$40,000.00	209	1.14	7,777,173.34	2.58
$40,000.01	-	$45,000.00	80	0.44	3,366,787.74	1.12
$45,000.01	-	$50,000.00	23	0.13	1,087,540.04	0.36
$50,000.01	-	$51,144.92	1	0.01	51,144.92	0.02

TOTALS:			18,343	100.00%	$301,811,247.54	100.00%

(1)   Percentages may not add to 100.00% because of rounding.

TABLE 5

GEOGRAPHIC DISTRIBUTION OF THE POOL OF CONTRACTS

(AS OF THE CUTOFF DATE)

GEOGRAPHIC LOCATION(1)	NUMBER OF CONTRACTS	PERCENT OF NUMBER OF CONTRACTS (2)	TOTAL OUTSTANDING PRINCIPAL BALANCE	PERCENT OF POOL BALANCE (2)
ALABAMA	243	1.32%	$4,238,269.91	1.40%
ALASKA	35	0.19	573,043.77	0.19
ARIZONA	364	1.98	6,481,293.30	2.15
ARKANSAS	206	1.12	3,534,933.92	1.17
CALIFORNIA	1,673	9.12	27,910,895.58	9.25
COLORADO	376	2.05	6,508,276.25	2.16
CONNECTICUT	206	1.12	3,294,375.55	1.09
DELAWARE	76	0.41	1,144,043.25	0.38
DISTRICT OF COLUMBIA	9	0.05	166,801.74	0.06
FLORIDA	1,385	7.55	25,113,645.16	8.32
GEORGIA	610	3.33	10,742,196.54	3.56
HAWAII	48	0.26	902,704.56	0.30
IDAHO	68	0.37	1,184,178.29	0.39
ILLINOIS	754	4.11	11,191,975.43	3.71
INDIANA	378	2.06	6,003,596.13	1.99
IOWA	290	1.58	4,339,195.14	1.44
KANSAS	164	0.89	2,970,443.53	0.98
KENTUCKY	235	1.28	3,522,558.45	1.17
LOUISIANA	266	1.45	5,337,445.41	1.77
MAINE	103	0.56	1,562,326.79	0.52
MARYLAND	296	1.61	4,595,659.26	1.52
MASSACHUSETTS	283	1.54	4,269,618.05	1.41
MICHIGAN	340	1.85	5,434,139.03	1.80
MINNESOTA	395	2.15	6,013,296.23	1.99
MISSISSIPPI	149	0.81	2,727,008.02	0.90
MISSOURI	398	2.17	6,156,246.66	2.04
MONTANA	69	0.38	1,007,299.05	0.33
NEBRASKA	183	1.00	2,631,308.92	0.87
NEVADA	192	1.05	3,310,067.18	1.10
NEW HAMPSHIRE	191	1.04	2,777,873.54	0.92
NEW JERSEY	478	2.61	6,605,901.03	2.19
NEW MEXICO	174	0.95	3,116,885.61	1.03
NEW YORK	647	3.53	8,811,251.05	2.92
NORTH CAROLINA	729	3.97	12,146,284.28	4.02
NORTH DAKOTA	106	0.58	1,764,081.28	0.58
OHIO	790	4.31	12,787,721.02	4.24
OKLAHOMA	283	1.54	5,071,332.40	1.68
OREGON	217	1.18	3,278,427.99	1.09
PENNSYLVANIA	1,023	5.58	14,893,164.68	4.93
RHODE ISLAND	35	0.19	498,932.56	0.17

(1)   Based on billing addresses of obligors as of the cutoff date.

(2)   Percentages may not add to 100.00% because of rounding.

TABLE 5 (continued)

GEOGRAPHIC DISTRIBUTION OF THE POOL OF CONTRACTS

(AS OF THE CUTOFF DATE)

GEOGRAPHIC LOCATION(1)	NUMBER OF CONTRACTS	PERCENT OF NUMBER OF CONTRACTS (2)	TOTAL OUTSTANDING PRINCIPAL BALANCE	PERCENT OF POOL BALANCE (2)
SOUTH CAROLINA	311	1.70	5,007,847.28	1.66
SOUTH DAKOTA	67	0.37	1,021,556.02	0.34
TENNESSEE	462	2.52	8,247,072.28	2.73
TEXAS	1,578	8.60	29,273,063.66	9.70
UTAH	111	0.61	1,797,425.13	0.60
VERMONT	53	0.29	903,556.16	0.30
VIRGINIA	474	2.58	7,873,139.58	2.61
WASHINGTON	376	2.05	6,242,554.98	2.07
WEST VIRGINIA	120	0.65	1,948,798.91	0.65
WISCONSIN	263	1.43	3,861,592.91	1.28
WYOMING	58	0.32	956,807.45	0.32
OTHER (3)	3	0.02	59,136.64	0.02

TOTALS:	18,343	100.00%	$301,811,247.54	100.00%

(1)   Based on billing addresses of obligors as of the cutoff date.

(2)   Percentages may not add to 100.00% because of rounding.

(3)   Includes U.S. military bases.

TABLE 6

DISTRIBUTION (AS OF THE CUTOFF DATE) BY FICO® SCORE

(AS OF ORIGINATION)

OF THE POOL OF CONTRACTS

FICO® SCORE	NUMBER OF CONTRACTS	PERCENT OF NUMBER OF CONTRACTS (1)	TOTAL OUTSTANDING PRINCIPAL BALANCE	PERCENT OF POOL BALANCE (1)
670 – 699	2,933	15.99%	$48,682,338.49	16.13%
700 – 729	3,855	21.02	63,569,857.83	21.06
730 – 759	3,883	21.17	64,822,709.35	21.48
760 – 789	3,069	16.73	51,021,525.39	16.91
790 – 819	2,755	15.02	44,428,674.27	14.72
820 – 850	1,848	10.07	29,286,142.21	9.70

TOTALS:	18,343	100.00%	$301,811,247.54	100.00%

(1)   Percentages may not add to 100.00% because of rounding.